                          RETIREMENT SYSTEM FUND INC.

                        SUPPLEMENT DATED MARCH 14, 1997
                      TO PROSPECTUS DATED JANUARY 28, 1997

    On February 26, 1997, the Board of Directors of the Fund met and approved several changes relating to the investment sub-adviser of the Emerging Growth Equity Fund. The Board terminated the investment sub-advisory agreement among the Fund, Retirement System Investors Inc. (the "Investment Advisor") and The Putnam Advisory Company, Inc. ("Putnam"), effective as of the close of business on March 31, 1997. The Board then approved a new investment sub-advisory agreement for the Emerging Growth Equity Fund among the Fund, the Investment Advisor and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), effective as of April 1, 1997. Pilgrim Baxter is entitled to an annual fee of .65% of the portfolio's assets up to $50 million, .55% of the assets in excess of $50 million and up to $100 million and .45% of the assets in excess of $100 million. The fee is calculated daily, on the basis of the average daily net asset values, and is payable as of the last day of each month. The annual fee is less than that paid under the Putnam investment sub-advisory agreement. The Pilgrim Baxter investment sub-advisory agreement will be submitted for shareholder approval at a meeting to be held during May or June 1997.

    The last paragraph on page 30 is restated to read as follows:

        Pilgram Baxter is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of Pilgrim Baxter is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. Pilgrim Baxter currently has discretionary management authority with respect to approximately $14 billion in assets. In addition to advising the Fund, Pilgrim Baxter provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal business address of Pilgrim Baxter is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

    The last paragraph on page 10 is restated to read as follows:

        Michael D. Jones, CFA, a member of the small cap equity team at Pilgrim Baxter, will have primary responsibility for the day to day management of the Emerging Growth Equity Fund. Mr. Jones joined Pilgrim Baxter in February 1995. Prior to joining Pilgrim Baxter, Mr. Jones spent five years managing institutional small cap accounts for The Bank of New York. His responsibilities included research coverage for the health care and technology sectors. Previous to The Bank of New York, Mr. Jones worked for First National Bank of Toledo as a portfolio manager. Mr. Jones is a graduate of University of Michigan's MBA program and received his BS in Finance from Miami University. In addition to being a Chartered Financial Analyst, he is a member of the Financial Analysts of Philadelphia Inc.

                                     (over)

    The following "Fee Table" replaces the corresponding portion of the table on page 2 of the Prospectus:

                                                                                  EMERGING GROWTH
                                                                                    EQUITY FUND
                                                                                -------------------
I. SHAREHOLDER TRANSACTION EXPENSES
        Sales Load on Purchases...............................................            None
        Sales Load on Reinvested Dividends....................................            None
        Deferred Sales Load...................................................            None
        Redemption Fees.......................................................            None
        Exchange Fees.........................................................            None
II. ANNUAL FUND OPERATING EXPENSES (A)
          (after fee waivers)
        Management Fees (after fee waivers) (B)...............................             .65
        12b-1 Fees (after waivers) (C)........................................             .20
        Other Expenses (after fee waivers) (D)................................            1.15
        Total Annual Fund Operating Expenses (E)..............................            2.00
          (after fee waivers and reimbursements)

       (A) The Fund operating expenses set forth in this table reflect estimated expenses for the Emerging Growth Equity Fund.

       (B) Absent voluntary waivers, management fees would be 1.20% of average net assets of the Emerging Growth Equity Fund.

       (C) Absent voluntary fee waivers, 12b-1 fees would be .25%.

       (D) "Other Expenses" is based on an estimate and includes, among other things, custodial, transfer agency, legal and auditing fees. Absent voluntary waivers, "Other Expenses" would be 2.00% of average net assets of the Emerging Growth Equity Fund.

       (E) Absent voluntary fee waivers, total annual Fund operating expenses would be 3.45% of average net assets of the Emerging Growth Equity Fund.

PAST PERFORMANCE OF THE SUB-ADVISOR

    Set forth below are the net average annual total returns for the Pilgrim Baxter Small Cap Composite, compared with the returns for the Lipper Small Company Growth Funds Average and the Russell 2000 Index, for the one, three and five year periods ending December 31, 1996. For your convenience, we have also included performance figures for the Fund's Emerging Growth Equity portfolio. Total returns are based on historical results and are not intended to indicate future performance:

                                   ANNUALIZED

                                                                      1 YEAR       3 YEARS      5 YEARS
                                                                    -----------  -----------  -----------
Pilgrim Baxter Small Cap Composite*...............................      20.14%       25.55%       22.24%
Lipper Small Company Growth Funds Avg.**..........................      20.20%       15.51%       15.37%
Russell 2000 Index***.............................................      16.49%       13.68%       15.64%
Retirement System Fund Emerging Growth Equity Fund................      27.73%       25.31%       23.62%

* Returns are for the dollar-weighted composite net returns for all unrestricted Small Cap equity accounts under Pilgrim Baxter management.

** Performance results reflect an unmanaged index of most U.S. mutual funds and are net of all expenses other than sales charges and redemption fees.

*** Performance results reflect an unmanaged index of 2000 small companies and are not adjusted for any expenses.